Exhibit 99.2

EXHIBITS AND SCHEDULES

Exhibits:

Exhibit A:	Description of Acquired Assets
Exhibit B-1:	Form of Acquired Assets Assignment Agreement (FMT)
Exhibit B-2:	Form of Acquired Assets Assignment Agreement (FMT Heavy)
Exhibit B-3:	Form of Acquired Assets Assignment Agreement (FMT Ind)
Exhibit B-4:	Form of Acquired Assets Assignment Agreement (FMT JAR)
Exhibit B-5:	Form of Acquired Assets Assignment Agreement (FMT PFE)
Exhibit C:	Form of Non-Competition Agreement
Exhibit D-1:	Form of GEL Guaranty
Exhibit D-2:	Form of FMT Guaranty
Exhibit E-1:	Form of Protocol of Delivery and Acceptance (FMT Heavy)
Exhibit E-2:	Form of Protocol of Delivery and Acceptance (FMT Ind)
Exhibit E-3:	Form of Protocol of Delivery and Acceptance (FMT JAR)
Exhibit E-4:	Form of Protocol of Delivery and Acceptance (FMT PFE)
Exhibit F:	Vessel Reports and Certificates
Exhibit G:	Form of Officer’s Certificate
Exhibit H-1:	Form of Secretary’s Certificate (FMT Heavy, FMT Ind, FMT JAR, FMT PFE and PBC)
Exhibit H-2:	Form of Secretary’s Certificate (FMT)
Exhibit I:	Form of Legal Opinion (Sellers’ counsel)
Exhibit J:	Form of Legal Opinion (Buyer’s counsel)
Exhibit K-1:	Form of Closing Tax Certificate (FMT)
Exhibit K-2:	Form of Closing Tax Certificate (FMT Heavy)
Exhibit K-3:	Form of Closing Tax Certificate (FMT Ind)
Exhibit K-4:	Form of Closing Tax Certificate (FMT JAR)
Exhibit K-5:	Form of Closing Tax Certificate (FMT PFE)
Exhibit L:	Form of Transition Services Agreement
Exhibit M:	Form of Flowers Subcharter

Schedules:

Schedule 1(a):	Assumed Obligations
Schedule 1(c)(i):	Buyer’s Knowledge Individuals
Schedule 1(c)(ii):	Sellers’ Knowledge Individuals
Schedule 3(c):	Noncontravention (Buyer)
Schedule 4(b):	Consents, Notices, Filings
Schedule 4(c):	Noncontravention (Sellers)
Schedule 4(e)(i):	Encumbrances
Schedule 4(e)(iii):	Condition of Material Acquired Assets
Schedule 4(f):	Capitalization

Schedule 4(h)(i):	Damage to Vessels
Schedule 4(h)(v):	Material Changes
Schedule 4(j):	Tax Matters
Schedule 4(k):	Acquired Contracts
Schedule4(k)(ii):	Acquired Contracts – Enforceability and Performance
Schedule 4(l):	Permits
Schedule 4(m):	Litigation
Schedule 4(n):	Environmental Matters
Schedule 4(n)(ii):	Environmental Permits
Schedule 4(o):	Financial Statements
Schedule 4(p):	Encumbrances for Borrowed Money
Schedule 4(q):	Preferential Purchase Rights
Schedule 4(r):	Intellectual Property
Schedule 4(s):	Insurance Policies
Schedule 4(t)(i):	List of Employees
Schedule 4(u):	Affiliate Services
Schedule 5(c):	Operation of Business
Schedule 5(k):	Certain Associate Contracts
Schedule 7(a)(vii):	Seller Required Consents
Schedule 7(b)(vi):	Buyer Required Consents